                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund
                        Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio
                        Strategic Stock Portfolio
                        Technology Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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
Investment Grade Municipal Trust                                                Series 3
Insured Income Trust (Intermediate)                                             Series 83
Insured Income Trust                                                            Series 85
Telecommunications & Bandwith Trust, A                                          Series 16A
Telecommunications & Bandwith Trust, B                                          Series 16B
Insured Municipals Income Trust                                                 Series 435
Michigan Insured Municipals Income Trust                                        Series 165
Pennsylvania Insured Municipals Income Trust                                    Series 256
The Dow(SM) Strategic 10 Portfolio                                              July 2001 Series
The Dow(SM) Strategic 5 Portfolio                                               July 2001 Series
EAFE Strategic 20 Portfolio                                                     July 2001 Series
Strategic Picks Opportunity Trust Portfolio                                     July 2001 Series
NASDAQ Strategic 10 Portfolio                                                   July 2001 Series
Internet Portfolio, A                                                           Series 30a
Internet Portfolio, B                                                           Series 30b
Morgan Stanley High-Technology 35 Index Portfolio, A                            Series 22a
Morgan Stanley High-Technology 35 Index Portfolio, B                            Series 22b
Morgan Stanley U.S. Multinational Index Portfolio                               Series 9a
Morgan Stanley U.S. Multinational Index Portfolio                               Series 9b
The Dow 30 Index Trust                                                          Series 12
Great International Firms Portfolio                                             Series 18
Pharmaceutical Portfolio, A                                                     Series 16a
Pharmaceutical Portfolio, B                                                     Series 16b
Morgan Stanley Consumer Index Portfolio                                         Series 3a
Morgan Stanley Consumer Index Portfolio                                         Series 3b
Semi-Conductor Portfolio                                                        Series 8a
Roaring 2000s Portfolio, A                                                      Series 14a
Roaring 2000s Portfolio, B                                                      Series 14b
Roaring 2000s Portfolio Traditional                                             Series 10
Global Energy Portfolio                                                         Series 19
Financial Institutions Portfolio, A                                             Series 11a
Financial Institutions Portfolio, B                                             Series 11b
Focus Value Portfolio                                                           Series 2
Power Portfolio                                                                 Series 2

Van Kampen Life Portfolios,
  Bandwidth & Telecommunications                                                Series 1
  Biotechnology & Pharmaceutical                                                Series 1
  Internet                                                                      Series 1
  Morgan Stanley High-Technology 35 Index                                       Series 1
  Morgan Stanley U.S. Multinational 50 Index                                    Series 1

Edward Jones Central Equity Trust, Diversified Income                           Series 2
Edward Jones Select Growth Trust                                                July 2001 Series
Swiss Blue Chip Strategic Trust                                                 Series 2

Investors' Corporate Income Trust                                     Series 1 and Subsequent Series
Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                                   Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust                  Series 3 and Subsequent Series